UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 10, 2026

Fidelity National Information Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-16427	37-1490331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

347 Riverside Avenue Jacksonville, Florida	32202
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (904) 438-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
Floating Rate Senior Notes due 2028	FIS28C	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29A	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.450% Senior Notes due 2030	FIS30A	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Fidelity National Information Services, Inc. (the “Company”) was held on June 10, 2026. At the Annual Meeting, the shareholders of the Company voted on the following matters submitted to them for consideration:

1. The Company’s shareholders elected all persons nominated as directors to serve until the Company’s 2027 Annual Meeting of Shareholders, as set forth in the Proxy Statement, with the following voting results:

Nominee	Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
Nicole M. Anasenes	422,545,237	5,055,469	813,586	36,928,294
Anil Chakravarthy	425,077,243	2,526,478	810,571	36,928,294
Stephanie L. Ferris	422,351,841	5,253,994	808,457	36,928,294
Kourtney K. Gibson	423,224,947	4,376,249	813,096	36,928,294
Jeffrey A. Goldstein	417,016,892	10,582,978	814,422	36,928,294
Lisa A. Hook	416,700,166	10,904,821	809,305	36,928,294
Kenneth T. Lamneck	416,774,196	10,823,754	816,342	36,928,294
Gary L. Lauer	403,656,392	23,940,286	817,614	36,928,294
James B. Stallings, Jr.	416,966,416	10,628,961	818,915	36,928,294

2. The Company’s shareholders approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, with 301,711,970 votes for, 125,371,576 votes against, 1,330,746 abstentions and 36,928,294 broker non-votes.

3. The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026, with 438,020,543 votes for, 25,510,333 votes against and 1,811,710 abstentions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2026	Fidelity National Information Services, Inc. (Registrant)

	By:	/s/ Caroline Tsai
	Name:	Caroline Tsai
	Title:	Executive Vice President, Chief Legal and Corporate Affairs Officer and Corporate Secretary